UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2008

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On May 21, 2008, PartnerRe Finance A LLC (“Finance”), an indirect wholly-owned subsidiary of PartnerRe Ltd., and PartnerRe Ltd. (the “Company”) agreed to sell $250,000,000 aggregate principal amount of Finance’s 6.875% Senior Notes (“Notes”) due 2018. The Notes were offered pursuant to a Registration Statement (No. 333-133573) on Form S-3 and are guaranteed on a senior unsecured basis by the Company. In connection with this agreement, Finance and the Company entered into several contracts as described below.

Underwriting Agreement

     On May 21, 2008, Finance and the Company entered into an underwriting agreement with Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein, with respect to the offer and sale of $250,000,000 aggregate principal amount of Notes. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Indenture and First Supplemental Indenture

     On May 27, 2008, Finance, the Company and The Bank of New York, as trustee, entered into an Indenture and a First Supplemental Indenture. Copies of these agreements are filed as Exhibits 4.1 and 4.2 hereto.

Debt Securities Guarantee Agreement and First Supplemental Debt Securities Guarantee Agreement

     On May 27, 2008, the Company and The Bank of New York, as guarantee trustee, entered into a Debt Securities Guarantee Agreement and a First Supplemental Debt Securities Guarantee Agreement. Copies of these agreements are filed as Exhibits 4.3 and 4.4 hereto.

     The foregoing descriptions of these agreements are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits

     The exhibits to this report are incorporated by reference into Post-Effective Amendment No. 1 to the Registration Statement (No. 333-133573) filed by Finance and the Company.

(d)  Exhibits

1.1 Underwriting Agreement dated May 21, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd., Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and the other underwriters named therein.

4.1 Indenture dated May 27, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd. and The Bank of New York.

4.2 First Supplemental Indenture (including the form of the Notes) dated May 27, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd. and The Bank of New York.

4.3 Debt Securities Guarantee Agreement dated May 27, 2008 between PartnerRe Ltd. and The Bank of New York.

4.4 First Supplemental Debt Securities Guarantee Agreement dated May 27, 2008 between PartnerRe Ltd. and The Bank of New York.

5.1 Opinion of Davis Polk & Wardwell.

5.2 Opinion of Marc Wetherhill, corporate counsel to PartnerRe Ltd.

23.1 Consent of Davis Polk & Wardwell (included in Exhibit 5.1).

23.2 Consent of Marc Wetherhill, corporate counsel to PartnerRe Ltd. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	May 27, 2008	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated May 21, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd., Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and the other underwriters named therein.

4.1	Indenture dated May 27, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd. and The Bank of New York.

4.2	First Supplemental Indenture (including the form of the Notes) dated May 27, 2008 among PartnerRe Finance A LLC, PartnerRe Ltd. and The Bank of New York.

4.3	Debt Securities Guarantee Agreement dated May 27, 2008 between PartnerRe Ltd. and The Bank of New York.

4.4	First Supplemental Debt Securities Guarantee Agreement dated May 27, 2008 between PartnerRe Ltd. and The Bank of New York.

5.1	Opinion of Davis Polk & Wardwell.

5.2	Opinion of Marc Wetherhill, corporate counsel to PartnerRe Ltd.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1).

23.2	Consent of Marc Wetherhill, corporate counsel to PartnerRe Ltd. (included in Exhibit 5.2).